UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013
_______________________________

Pernix Sleep, Inc.
(Exact Name of Registrant as Specified in its Charter)
_______________________________

Delaware	000-51665	20-0161599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Stevens Avenue, Suite 200, Solana Beach, CA	92075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 876-6500

(Former Name or Former Address, if Changed Since Last Report.)
SOMAXON PHARMACEUTICALS, INC.
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On March 6, 2013, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of December 10, 2012 (the “Merger Agreement”) among Pernix Sleep, Inc. (formerly Somaxon Pharmaceuticals, Inc.), a Delaware corporation (“Somaxon”), Pernix Therapeutics Holdings, Inc., a Maryland corporation (“Pernix”) and Pernix Acquisition Corp. I, a Delaware corporation and a wholly-owned subsidiary of Pernix (“Merger Sub”), Merger Sub merged with and into Somaxon, with Somaxon continuing as the surviving corporation and as a wholly-owned subsidiary of Pernix (the “Merger”).  Prior to the completion of the Merger (the “Effective Time”), the Merger Agreement and the transactions contemplated thereby were approved by our stockholders at a special meeting held on March 6, 2013.

As a result of the Merger, each outstanding share of our common stock (other than shares held by Pernix, Merger Sub, any wholly-owned subsidiary of Pernix or Merger Sub or in our treasury, which were cancelled without any conversion thereof or payment thereto) (“Somaxon Common Stock”) was converted into the right to receive 0.477730059 shares of Pernix common stock (“Pernix Common Stock”), with cash to be paid in lieu of fractional shares.  As a result of the Merger, Pernix will deliver an aggregate of approximately 3,665,689 shares of Pernix Common Stock to Somaxon stockholders, based on the number of Somaxon shares outstanding as of March 6, 2013 (including the total number of Somaxon shares issuable upon the exercise or conversion of all outstanding in-the-money options (calculated on a net settlement basis), warrants (calculated on a net settlement basis) and restricted stock units).  The shares of Pernix Common Stock issued in connection with the Merger are registered under the Securities Act of 1933, as amended, on Pernix’s Registration Statement on Form S-4 (File No. 333-185897).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 11, 2012 and is incorporated by reference herein.

The Merger Agreement contains representations and warranties made by and to the parties thereto as of specific dates.  The statements embodied in those representations and warranties were made for purposes of that contract between the parties and are subject to qualifications and limitations agreed upon by the parties, which are not necessarily reflected in the Merger Agreement, in connection with negotiating the terms of that contract.  In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Following the completion of the Merger, on March 6, 2013, at our request, the NASDAQ-CM filed with the SEC a Notification of Removal from Listing and/or Registration under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Somaxon Common Stock from the NASDAQ-CM.  Additionally, we intend to file with the SEC a Certification on Form 15 following the effectiveness of the Form 25 to deregister the Somaxon Common Stock under Section 12(g) of the Exchange Act and suspend Somaxon’s reporting obligations under Sections 13 and 15(d) under the Exchange Act.

Item 3.03.    Material Modification to Rights of Security Holders

As a result of the Merger, each outstanding share of Somaxon Common Stock was converted into the right to receive 0.477730059 shares of Pernix Common Stock, with cash paid in lieu of fractional shares.  Following the completion of the Merger, the Somaxon Common Stock, which traded under the symbol “SOMX”, ceased to be listed on the NASDAQ-CM.  The information set forth in Item 2.01 of this Current Report on Form 8-K as well as the information contained in the sections of our Proxy Statement filed with the SEC on February 7, 2013 (the “Somaxon Proxy Statement”) titled “The Merger Agreement” and “Comparison of Stockholder Rights” is incorporated by reference herein.

Item 5.01.    Changes in Control of Registrant

Pursuant to the terms of the Merger Agreement, at the Effective Time, Somaxon became a wholly-owned subsidiary of Pernix and, accordingly, a change in control of Somaxon occurred.  The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of Somaxon was amended and restated in its entirety to be substantially identical to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that the name of Somaxon became Pernix Sleep, Inc. (the “Amended and Restated Certificate of Incorporation of Somaxon”).  Additionally, pursuant to the Merger Agreement, at the Effective Time, the bylaws of Merger Sub became the bylaws of Somaxon, except that the bylaws were amended to replace all references to Pernix Acquisition Corp. I with references to Pernix Sleep, Inc. (the “Bylaws of Somaxon”).

Copies of the Amended and Restated Certificate of Incorporation of Somaxon and the Bylaws of Somaxon are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 5.07.   Submission of Matters to a Vote of Security Holders

On March 6, 2013, we held a special meeting of stockholders (the “Special Meeting”) in connection with the Merger.  As of February 1, 2013, the record date for the Special Meeting, there were 7,203,843 shares of Somaxon Common Stock outstanding, each of which was entitled to one vote at the Special Meeting.  There were 4,373,068 shares of Somaxon Common Stock present in person or represented by proxy at the Special Meeting, representing 60.7% of the shares of Somaxon Common Stock entitled to vote at the Special Meeting.  Somaxon’s stockholders voted on the following three proposals at the Special Meeting:

i.	a proposal to adopt the Merger Agreement pursuant to which the Merger and the transactions contemplated thereby would be approved and consummated;

ii.
a proposal to approve an adjournment of the Special Meeting, if necessary or appropriate in the view of the Somaxon board of directors, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there are not sufficient votes at the time of such adjournment to adopt the Merger Agreement; and

iii.	a proposal to approve, on an advisory (non-binding) basis, the compensation to be paid to Somaxon’s named executive officers that is based on or otherwise relates to the Merger.

Somaxon’s stockholders approved proposals 1, 2 and 3.  The following is a summary of the voting results for each proposal presented to stockholders at the Special Meeting:

Proposal 1 – Adoption of the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,215,299	146,097	5,841	5,831

Proposal 2 – Adjournment to Solicit Additional Proxies.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,191,825	174,729	6,514	0

Proposal 3 – Approval of Executive Compensation Related to Merger.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,102,873	222,196	42,159	5,840

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of December 10, 2012 among Pernix Sleep, Inc. (formerly Somaxon Pharmaceuticals, Inc.), Pernix Therapeutics Holdings, Inc. and Pernix Acquisition Corp. I (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on December 11, 2012).

3.1	Amended and Restated Certificate of Incorporation of Pernix Sleep, Inc.

3.2	Bylaws of Pernix Sleep, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pernix Sleep, Inc.

Dated: March 6, 2013	By:	/s/ Cooper C. Collins
	Name:	Cooper C. Collins
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of December 10, 2012 among Pernix Sleep, Inc. (formerly Somaxon Pharmaceuticals, Inc.), Pernix Therapeutics Holdings, Inc. and Pernix Acquisition Corp. I (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on December 11, 2012).

3.1	Amended and Restated Certificate of Incorporation of Pernix Sleep, Inc.

3.2	Bylaws of Pernix Sleep, Inc.